                                                                   EXHIBIT 10.25


                                LITTELFUSE, INC.
                    SUMMARY OF EXECUTIVE OFFICER COMPENSATION

         The compensation of executive officers of Littelfuse, Inc. (the "Company") primarily consists of three variable components: base salary, a potential cash bonus under the Company's annual incentive compensation program, and stock options or other awards under the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "Stock Plan").

SALARIES

         The base salaries for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and each of the other four most highly compensated executive officers of the Company named below (the "Other Executive Officers"), effective July 1, 2005, are as follows:

                            NAME AND PRINCIPAL POSITIONS                                         BASE SALARY
Gordon Hunter, Chairman, President and Chief Executive Officer                                      $525,000

Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer                  $293,500

David Samyn, Vice President and General Manager, Electronics Business Unit                          $247,200

David W. Heinzmann, Vice President and General Manager, Automotive Business Unit                    $195,000

Dal Ferbert, Vice President and General Manager, Electrical Business Unit                           $173,500


ANNUAL INCENTIVE COMPENSATION PROGRAM

         The minimum, target and maximum amounts to be awarded under the annual incentive compensation program for fiscal year 2006 for Mr. Hunter and each of the Other Executive Officers, subject to achievement of financial objectives of the Company and individual performance objectives, are as follows:

                                                                   EXHIBIT 10.25


                        NAME AND PRINCIPAL POSITIONS                                          MINIMUM, TARGET AND
                                                                                              MAXIMUM AMOUNTS AS A
                                                                                               PERCENTAGE OF BASE
                                                                                                    SALARY
Gordon Hunter, Chairman, President and Chief Executive Officer                                   0, 50 & 100%

Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer                0, 40 & 80%

David Samyn, Vice President and General Manager, Electronics Business Unit                        0, 40 & 80%

David W. Heinzmann, Vice President and General Manager, Automotive Business Unit                  0, 40 & 80%

Dal Ferbert, Vice President and General Manager, Electrical Business Unit                         0, 40 & 80%

STOCK PLAN AWARDS

         Annual awards of options relating to fiscal year 2006 have not yet been determined. The annual awards of options to purchase shares of Common Stock of the Company relating to fiscal year 2005, granted on May 6, 2005 with an exercise price of $27.21 per share, under the Stock Plan to Mr. Hunter and each of the Other Executive Officers are as follows:

                         NAME AND PRINCIPAL POSITIONS                                            NUMBER OF SHARES
Gordon Hunter, Chairman, President and Chief Executive Officer                                        60,000

Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer                    22,000

David Samyn, Vice President and General Manager, Electronics Business Unit                            15,000

David W. Heinzmann, Vice President and General Manager, Automotive Business Unit                      15,000

Dal Ferbert, Vice President and General Manager, Electrical Business Unit                             15,000


         The form of Specimen Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is incorporated herein by reference to Exhibit 10.22 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the "2005 Annual Report").

         Annual grants of restricted stock relating to fiscal year 2006 have not yet been determined. The Company made its annual grant of shares of restricted stock relating to fiscal year 2005 on May 6, 2005 pursuant to Performance Shares Agreements with Mr. Hunter and each of the Other Executive Officers under the Stock Plan as follows:

                                                                   EXHIBIT 10.25


                         NAME AND PRINCIPAL POSITIONS                                            NUMBER OF SHARES
Gordon Hunter, Chairman, President and Chief Executive Officer                                         6,000

Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer                     5,000

David Samyn, Vice President and General Manager, Electronics Business Unit                             5,000

David H. Heinzmann, Vice President and General Manager, Automotive Business Unit                       5,000

Dal Ferbert, Vice President and General Manager, Electrical Business Unit                              5,000


         These restricted share awards are subject to the Company attaining certain financial performance goals relating to return on the net tangible assets and earnings before interest, taxes, depreciation and amortization of the Company during the three-year period ending December 31, 2007. The form of Specimen Performance Shares Agreement pursuant to which such grants were made is incorporated herein by reference to Exhibit 10.23 to the 2005 Annual Report.

OTHER BENEFITS

         Each of the officers named above is eligible to participate in the other employee benefit plans of the Company applicable to executive officers, including the Company's Retirement Plan, as amended, the 401(k) Savings Plan, and the Supplemental Executive Retirement Plan, in accordance with the terms and conditions of such plans. These officers are also parties to Change of Control Employment Agreements that, among other things, entitle them to payments upon severance or upon a change of control of the Company.

         These officers also receive certain personal benefits from the Company, the value of which is expected to be less than $50,000 for each of such officers.

NEW PLANS

         On March 1, 2006, the Board of Directors adopted the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Incentive Plan") and the Littelfuse, Inc. 2005 Outside Directors' Stock Option Plan (the "Outside Directors' Plan"), subject to approval by the stockholders of the Company at the next annual meeting of stockholders. The Equity Incentive Plan and the Outside Directors' Plan, if approved, will replace the Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective December 16, 1991, the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc., adopted effective February 12, 1993 (the "Stock Plan"), and the Stock Plan for New Directors of Littelfuse, Inc., adopted effective June 10, 2002 and no further awards shall be issued under any of such plans (unless the Equity Incentive Plan or the Outside Directors' Plan is not approved by the shareholders). Further information regarding the Equity Incentive Plan and the Outside Directors' Plan can be found in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2006.

                                                                   EXHIBIT 10.25

WHERE MORE INFORMATION CAN BE FOUND

         Each of the plans and agreements mentioned herein or the forms of awards thereunder are discussed further in the Company's Proxy Statement for 2006 Annual Meeting of Stockholders and, other than as to salaries and the Annual Incentive Compensation Program, are filed as exhibits to the Company's 2005 Annual Report, or will be discussed in the Company's Proxy Statement for 2006 Annual Meeting of Stockholders, each of which can be found on the SEC's website at www.sec.gov.